UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

WEST TEXAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-178437	99-0365272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5729 Lebanon Road, Suite 144
Frisco, Texas 75034
(Address of principal executive offices)

(940) 464-0601
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into a Material Agreement

As previously reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2013, we acquired from Wells Fargo Energy Capital, Inc. (“WFEC”), effective as of April 1, 2013, a 7.24625% working interest (5.65158% net revenue interest) in the oil and gas leases, wells and attendant production in the Port Hudson field, Baton Rouge Parish, Louisiana (“Properties”), for total consideration of $702,900. We are filing this Current Report on Form 8-K/A for purposes of disclosing certain historical and pro forma combined financial statements concerning our interest in the Port Hudson Field, as set forth in Item 9.01 below.

Pursuant to a Purchase and Sale Agreement dated July 3, 2013 between WFEC and West Texas Resources, Inc., WFEC conveyed to us a 13.175% working interest and 10.2765% royalty interest in the oil and gas leases, wells and attendant production in the Port Hudson Field, Baton Rouge Parish, Louisiana (the “PHV WI”) upon receipt of a total consideration of $1,278,000. Port Hudson Ventures, LLC a Texas limited liability company (“PHV”), owned the PHV WI.

The Port Hudson field has three producing wells with estimated total remaining recoverable proved developed producing reserves of 294,000 bbls and 229,000 bbls of proven developed behind pipes reserves. The wells are currently producing approximately 290 bbls per day.

Gulfex Petroleum, LLC (“Gulfex”) agreed to participate with West Texas Resources, Inc in order to facilitate our acquisition of PHV. Specifically, Gulfex has agreed to acquire an undivided 45% of the interests to be acquired by West Texas Resources for consideration of $575,100. The undivided 45% interest in the Properties are understood and agreed to equate to 5.92875% (of 8/8ths) working interest and a 4.62443% (of 8/8ths) net revenue interest effective April 1, 2013. Pursuant to the terms of the Joint Operating Agreement governing the Properties, Gulfex shall have the right to participate proportionately in all future operations related to the Properties. Title to the Properties resides in PHV which will become a wholly owned subsidiary of West Texas Resources.

As a result of the participation of Gulfex, effective April 1, 2013, West Texas Resources, Inc holds an undivided 55% interest in the the PHV WI for consideration of $702,900. The undivided 55% interest in the PHV WI are understood and agreed to equate to 7.24625% (of 8/8ths) working interest and a 5.65207% (of 8/8ths) net revenue interest effective April 1, 2013. Pursuant to the terms of the Joint Operating Agreement governing the Properties, WTR shall have the right to participate proportionately in all future operations related to the Properties.

The entire purchase consideration was paid in July and August 2013.

2

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective April 1, 2013, we acquired a 7.24625% working interest in the oil and gas leases, wells and attendant production in the Port Hudson Field, Baton Rouge Parish, Louisiana,(“Properties”). See discussion under Item 1.01 above, which discussion is incorporated herein by reference under this Item 2.01.

Item 9.01 Financial Statement and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited Statements of Revenues and Direct Operating Expenses for the years ended September 30, 2012 and 2011 and unaudited six months ended March 31, 2013 and 2012

Unaudited Statements of Revenues and Direct Operating Expenses for the three and nine months ended June 30, 2013

(b) Pro Forma Financial Information.

Unaudited pro forma condensed financial statements of West Texas Resources, Inc. and the Port Hudson Properties

Unaudited pro forma condensed statement of operations for the year ended September 30, 2012 and the six months ended March 31, 2013

Unaudited pro forma condensed balance sheet as of March 31, 2013

Notes to unaudited pro forma condensed financial statements

3

SIGNATURES

In accordance with the requirements of the exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WEST TEXAS RESOURCES, INC.

Date: October 28, 2013	By:	/s/ Stephen E. Jones
Stephen E. Jones, Chief Executive Officer

4

INDEX TO HISTORICAL FINANCIAL STATEMENTS

Independent Auditors’ Report	F-1

Statements of Revenue and Direct Operation Expenses (7.25% working interest in oil and gas properties purchases by West Texas Resources, Inc. from Wells Fargo Energy Capital, Inc. in Port Hudson)	F-2

Notes to Statements of Revenue and Direct Operation Expenses (7.25% working interest in oil and gas properties purchases by West Texas Resources, Inc. from Wells Fargo Energy Capital, Inc. in Port Hudson)	F-4

Pro Forma Condensed Statement of Operations for the year ended September 30, 2012 (unaudited	F-8

Pro Forma Condensed Statement of Operations for the six months ended March 31, 2013 (unaudited)	F-9

Pro Forma Condensed Balance Sheet as of March 31, 2013 (unaudited)	F-10

Notes to Unaudited Pro Forma Condensed Financial Statements (unaudited)	F-11

5

To the Board of Directors

West Texas Resources, Inc.:

We have audited the accompanying Statements of Revenue and Direct Operating Expenses of the 7.25% working interest in oil and gas properties (“Acquired Properties”) purchased by West Texas Resources, Inc. from Wells Fargo Energy Capital, Inc. in Port Hudson (the “Statements”) as described in Note 1, for the years ended September 30, 2012 and 2011. These Statements are the responsibility of West Texas Resources, Inc.’s management. Our responsibility is to express an opinion on the Statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and were prepared as described in Note 1. The presentation is not intended to be a complete presentation of the Acquired Properties described above.

In our opinion, the Statements referred to above present fairly, in all material respects, the Revenue and Direct Operating Expenses of 7.25% working interest in oil and gas properties purchases by West Texas Resources, Inc. in Port Hudson for each of the years ended September 30, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Farber Hass Hurley LLP

Farber Hass Hurley LLP

Granada Hills, CA

October 28, 2013

F-1

WEST TEXAS RESOURCES, INC
(7.25% Working Interest in Oil and Gas Properties Purchased by

West Texas Resources, Inc. from

Wells Fargo Energy Capital, Inc. in Port Hudson)
Statements of Revenues and Direct Operating Expenses
For the Six Months Ended March 31, 2013

and the Years Ended September 30, 2012 and 2011

	Six Months Ended March 31		Years ended September 30
	2013	2012	2012	2011
	(Unaudited)

REVENUES	$340,050	$421,284	$789,639	$793,467

EXPENSES:
DD&A	–	–	–	–
General & Administrative	–	41	30	–
Direct Operating Expenses	11,516	26,434	56,917	46,195

Total Expenses	11,516	26,475	56,947	46,195

Excess of revenues over direct operating expenses	$328,534	$394,809	$732,692	$747,272

The accompanying notes are an integral part of these financial statements

F-2

WEST TEXAS RESOURCES, INC
(7.25% Working Interest in Oil and Gas Properties Purchased by

West Texas Resources, Inc. from

Wells Fargo Energy Capital, Inc. in Port Hudson )
Statements of Revenues and Direct Operating Expenses
For the Three and Nine Months Ended June 30, 2013

	Three Months Ended June 30		Nine Months Ended June 30
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)

REVENUES	$213,104	$180,714	$553,154	$601,998

EXPENSES:
DD&A	–	–	–	–
General & Administrative	2	(11)	2	30
Direct Operating Expenses	842	14,559	12,358	40,992

Total Expenses	844	14,548	12,360	41,022

Excess of revenues over direct operating expenses	$212,260	$166,166	$540,794	$560,976

The accompanying notes are an integral part of these financial statements

F-3

WEST TEXAS RESOURCES, INC
(7.25% Working Interest in Oil and Gas Properties Purchased by

West Texas Resources, Inc. from Wells Fargo Energy Capital, Inc. in Port Hudson)
Notes to Statements of Revenues and Direct Operating Expenses
For the Six Months Ended March 31, 2013 and 2012 and the Years Ended

September 30, 2012 and 2011 and for the Three and Nine Months Ended June 30, 2013

Note 1 - The Properties

Effective April 1, 2013 West Texas Resources, Inc acquired a 7.24625% working interest in the oil and gas leases, wells and attendant production in the Port Hudson Field, Baton Rouge Parish, Louisiana,(“Properties”) for final consideration of $702,900.

Pursuant to a Purchase and Sale Agreement dated July 3, 2013 between Wells Fargo Energy Capital, Inc. (“WFEC”) and West Texas Resources, Inc. (“WTR”), WFEC conveyed a 13.175% working interest and 10.2765% royalty interest in the oil and gas leases, wells and attendant production in the Port Hudson Field, Baton Rouge Parish, Louisiana (the “PHV WI”) to WTR upon receipt of a total consideration of $1,278,000. Port Hudson Ventures, LLC (“PHV”) owned the PHV WI.

The Port Hudson field has three producing wells with estimated total remaining recoverable proved developed producing reserves of 294,000 bbls and 229,000 bbls of proven developed behind pipes reserves. The wells are currently producing approximately 290 bbls per day.

Gulfex Petroleum, LLC (“Gulfex”) has agreed to participate with West Texas Resources, Inc in order to facilitate the acquisition by WTR of Port Hudson Ventures, LLC, a Texas limited liability company (“PHV”), which holds the interests in the Port Hudson Fields in Baton Rouge Parish, Louisiana. Specifically, Gulfex has agreed to acquire an undivided 45% of the interests to be acquired by West Texas Resources for consideration of $575,100. The undivided 45% interest in the Properties are understood and agreed to equate to 5.92875% (of 8/8ths) Working Interest and a 4.62443% (of 8/8ths) Net Revenue Interest effective April 1, 2013. Pursuant to the terms of the Joint Operating Agreement governing the Properties, Gulfex shall have the right to participate proportionately in all future operations related to the Properties. Title to the Properties resides in Port Hudson Ventures which will become a wholly owned subsidiary of West Texas Resources.

As a result of the participation of Gulfex, effective April 1, 2013, West Texas Resources, Inc holds an undivided 55% interest in the Port Hudson Field for consideration of $702,900. The undivided 55% interest in the Properties are understood and agreed to equate to 7.24625% (of 8/8ths) Working Interest and a 5.65207% (of 8/8ths) Net Revenue Interest effective April 1, 2013. Pursuant to the terms of the Joint Operating Agreement governing the Properties, WTR shall have the right to participate proportionately in all future operations related to the Properties.

The entire purchase consideration was paid in July and August 2013.

F-4

WEST TEXAS RESOURCES, INC
(7.25% Working Interest in Oil and Gas Properties Purchased by

West Texas Resources, Inc. from Wells Fargo Energy Capital, Inc. in Port Hudson)
Notes to Statements of Revenues and Direct Operating Expenses
For the Six Months Ended March 31, 2013 and 2012 and the Years Ended

September 30, 2012 and 2011 and for the Three and Nine Months Ended June 30, 2013

Note 2 – Summary of Significant Accounting Policies

Accounting Estimates

The preparation of statements of revenue and direct operating expenses in conformity with accounting principles generally accepted in the United States of America requires West Texas resources, Inc.’s management to make various assumptions, judgments and estimates to determine the reported amounts of revenues and expenses, and in the disclosures of contingencies. These estimates and assumptions are based upon management’s best estimates and judgments. Changes in these assumptions, judgments and estimates will occur as a result of the passage of time and occurrence of future events. Accordingly, actual results could differ from amounts previously established.

Revenue Recognition

Oil and gas revenue is recognized when production is sold to a purchaser at a fixed and determinable price, when delivery has occurred and title has transferred and the collectability of the revenue is probable. Oil and gas revenue is recorded using the sales method.

Direct Operating Expenses

Direct operating expenses, which are recognized on an accrual basis, relate to the direct expenses of operating the Port Hudson field. The direct operating expenses include lease operating, ad valorem tax and production tax expense. Lease operating expenses include lifting costs, well repair expenses, surface repair expenses, well workover costs and other field expenses. Lease operating expenses also include expenses directly associated with support personnel, support services, equipment and facilities directly related to oil and gas production activities.

Note 3 - Commitments and Contingencies

The activities of the Port Hudson properties are subject to potential claims and litigation in the normal course of operations. Management does not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Port Hudson properties.

Note 4 – Excluded Expenses

Depreciation, depletion, and amortization expense has also been excluded from the accompanying statements of revenues and direct operating expenses as such amounts would not be indicative of the depletion calculated by West Texas Resources, Inc. on the Port Hudson properties on a stand-alone basis.

F-5

WEST TEXAS RESOURCES, INC
(7.25% Working Interest in Oil and Gas Properties Purchased by

West Texas Resources, Inc. from Wells Fargo Energy Capital, Inc. in Port Hudson)
Notes to Statements of Revenues and Direct Operating Expenses
For the Six Months Ended March 31, 2013 and 2012 and the Years Ended

September 30, 2012 and 2011 and for the Three and Nine Months Ended June 30, 2013

Note 5 – Supplementary Oil and Gas Information (Unaudited)

Proved oil and gas reserve quantities are based on estimates prepared by management on behalf of West Texas Resources in accordance with guidelines established by the Securities and Exchange Commission (SEC).

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represents those estimates only and should not be construed as being exact.

All of the reserves are located in the United States.

The information for the Company’s interest of reserves for the period from September 30, 2011 to September 30, 2012 are as follows:

Crude Oil and Condensate (Thousands of Barrels)
Balance September 30, 2011	400.7
Extensions, discoveries and other additions	–
Production	(72.1)
Balance September 30, 2012	328.6

Standardized Measure of Discounted Future Net Cash Flows.

The standardized measure of discounted future net cash flows from Port Hudson's estimated proved oil reserves is not available for this filing, but will be made available as soon as the reserve information becomes available.

F-6

West Texas Resources, Inc.

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements and related notes are presented to show the pro forma effects of the acquisition of the Port Hudson Properties as of and for the six months ended March 31, 2013 and for the year ended September 30, 2012 on the actual results of operations and financial position of West Texas Resources, Inc. for the periods presented.

The pro forma condensed statements of operations for the year ended September 30, 2012 and the six months ended March 31, 2013 contain a column entitled "Company Historical". These columns contain only the revenue and direct operating expenses of the West Texas Resources, Inc.

During the period presented, the Port Hudson Properties were not accounted for or operated in accordance with generally accepted accounting principles. The Port Hudson Properties were accounted for without capitalizing many of the costs that related to the successful efforts method of accounting as followed by the Company and there were no reserve studies nor was there calculated an amortization rate per equivalent unit of production. Also excluded are other expenses which include interest, accretion of retirement obligations, general and administrative expenses and corporate income taxes. These condensed pro forma statements of operations are not indicative of the results of operations of the acquired properties due to the exclusion of the above mentioned expenses.

The pro forma condensed statement of operations is presented to show income from continuing operations as if the Port Hudson transaction occurred as of the beginning of the period presented. The pro forma condensed balance sheet is based on the assumption that the transaction occurred effective March 31, 2013.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the transaction occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed financial statements should be read in conjunction with notes thereto, the Form 10-Q for West Texas Resources, Inc. filed on August 19, 2013 and West Texas Resources Annual Report on Form 10-KSB for the year ended September 30, 2012.

F-7

WEST TEXAS RESOURCES, INC
Pro Forma Condensed Statement of Operations
For The Year Ended September 30, 2012
(Unaudited)

	Company	Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Oil and gas sales	$–	$789,639	(a)	$789,639
Direct operation expenses	–	(56,917)		(56,917)
General and administrative Expenses	(168,902)	(30)		(168,932)
Operating income / (loss)	(168,902)	732,692		563,790

Other income (expenses)
Lease income (expenses)	19,203	–		19,203
Bad debt expense	(5,616)	–		5,616
Depreciation expense	(11,055)	–		(11,055)
Total other income (expense)	2,532	–		2,532

Income/(Loss) before Income Taxes	(166,370)	732,692		566,322

Income Taxes	–	249,100	(b)	249,100

Net income (loss)	$(166,370)	$483,592		$317,222

Basic and diluted earnings per common share	13,106,500	13,106,500		13,106,500
Weighted shares outstanding	$(0.01)	$0.04		$0.02

The accompanying notes to the unaudited pro forma condensed financial statements are an integral part of these statements.

F-8

WEST TEXAS RESOURCES, INC
Pro Forma Condensed Statement of Operations
For The Six Months Ended March 31, 2013
(Unaudited)

	Company	Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Oil and gas sales	$–	$340,050	(a)	$340,050
Direct operating expenses	–	(11,516)		(11,516)
General and administrative expenses	(106,436)	–		(106,436)
Operating income / (loss)	(106,436)	328,534		222,098
Other income (expenses)
Depreciation expense	(2,980)	–		(2,980)
Loss on disposal of equipment	(5,265)	–		(5,265)
Total other income (expense)	(8,245)	–		(8,245)

Income/(Loss) before Income Taxes	(114,681)	328,534		213,853

Income Taxes	–	111,700	(b)	111,700

Net income (loss)	$(114,681)	$216,834		$102,153

Basic and diluted earnings per common share	13,114,321	13,114,321		13,114,321
Weighted shares outstanding	$(0.01)	$0.02		$0.01

The accompanying notes to the unaudited pro forma condensed financial statements are an integral part of these statements.

F-9

WEST TEXAS RESOURCES, INC
Pro Forma Condensed Balance Sheet
as of March 31, 2013
(Unaudited)

	Company	Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current assets	$25,479	$–		$25,479
Accounts Receivable	–	328,533	(1)	328,533
Oil and gas properties, using successful effort accounting	127,123	702,900	(1)	830,023

Total Assets	$152,602	$1,031,433		$1,184,035

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$67,742	$702,900	(1)	$770,348
Shareholders' equity	85,154	328,533	(1)	413,687

Total Liabilities and Shareholders' Equity	$152,0621	$1,031,433		$1,184,035

The accompanying notes to the unaudited pro forma condensed financial statements are an integral part of these statements.

F-10

WEST TEXAS RESOURCES, INC
Notes to Unaudited Pro Forma Condensed Financial Statements
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma statement of operations for the year ended September 30, 2012 is based on the audited financial statements of the Company for the year ended September 30, 2012.

NOTE 2 - PRO FORMA ADJUSTMENT

The unaudited pro forma statements reflect the following adjustments:

a.          Record incremental revenue, lease operating and general and administrative costs, resulting from the net purchase of a 7.25% working interest in the Port Hudson Properties. There was no expense attributed to the Port Hudson purchase.

b.          Record an estimated tax on the net income resulting from the 7.25% working interest in the Port Hudson Properties at an estimated 34% income tax rate.

The unaudited pro forma balance sheet reflects the following adjustments associated with the Port Hudson Properties acquisition effective April 1, 2013.

1.      Record the purchase price for the Port Hudson Properties acquisition effective April 1, 2013.

F-11

WEST TEXAS RESOURCES, INC
Pro Forma Supplemental Oil and Gas Disclosures
(Unaudited)

Proved oil and gas reserve quantities are based on estimates prepared by management of West Texas Resources in accordance with guidelines established by the Securities and Exchange Commission (SEC).

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represents those estimates only and should not be construed as being exact.

The following table sets forth certain unaudited pro forma information concerning the Company’s interest of proved oil and gas reserves at September 31, 2012 giving effect to the Company’s acquisition of its interest in the Port Hudson Properties as if it had occurred as of the beginning of each period presented. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following data represents estimates only and should not be construed as being exact.

All of the reserves are located in the United States.

	Crude oil (thousands of Barrels)
	Company	Port Hudson	Pro Forma
Balance September 30, 2011	–	400.7	400.7
Extensions, discoveries and other additions	–	–	–
Production	–	(72.1)	(72.1)
Balance September 30, 2012	–	328.6	328.6

Standardized Measure of Discounted Future Net Cash Flows.

The standardized measure of discounted future net cash flows from Port Hudson's estimated proved oil reserves is not available for this filing, but will be made available as soon as the reserve information becomes available.

F-12